Exhibit 10.3
6 July 2006
CONFIRMATION DEED
between
THE ENTITIES LISTED IN THE SCHEDULE
as Obligors
and
CITICORP USA, INC.
as Security Agent
Weil, Gotshal & Manges
One South Place     London     EC2M 2WG
Tel: +44 (0) 20 7903 1000     Fax: +44 (0) 20 7903 0990
www.weil.com

TABLE OF CONTENTS

		Page

1	INTERPRETATION	1

2	ACKNOWLEDGEMENT AND CONFIRMATIONS	3

3	COSTS AND EXPENSES	3

4	SERVICE OF PROCESS	3

5	NOTICES	4

6	COUNTERPARTS	4

7	GOVERNING LAW	4

8	JURISDICTION	4

THE SCHEDULE — THE OBLIGORS		5

SIGNATORIES
 i

THIS CONFIRMATION DEED (this “Deed”) is made as a deed on the 6th day of July, 2006 between the following parties:
(1)	THE ENTITIES LISTED IN THE SCHEDULE (each an “Obligor” and together, the “Obligors”); and

(2)	CITICORP USA, INC. acting as agent and trustee for the Secured Parties pursuant to the terms of the Security Trust Deed (together with its successors and assigns, the “Security Agent”).
WHEREAS
(A)	The Secured Parties entered into the Credit Agreement (as defined below) pursuant to which loans and other extensions of credit were made available to the borrowers party thereto.

(B)	The Obligors granted guarantees and liens in favour of the Secured Parties in respect of the obligations of certain loan parties under the Credit Agreement and the other Loan Documents.

(C)	The Lenders party to the Credit Agreement Amendment (as defined below) are willing to make available to the borrowers party thereto certain term loans under the First Securities Repurchase Increase (as defined in the Credit Agreement Amendment) upon the terms and subject to the conditions set forth in the Credit Agreement Amendment and in the Credit Agreement.

(D)	To induce the Secured Parties to enter into the Credit Agreement Amendment and to make term loans under the First Securities Repurchase Increase in the Credit Agreement Amendment, the Obligors are willing to enter into this Deed.

(E)	The Security Agent and the Obligors intend this Deed to, and it shall, take effect as a deed, notwithstanding the fact that the Security Agent may only execute this Deed under hand.

(F)	The Security Agent is holding the benefit of this Deed on trust for the Secured Parties in accordance with the terms of the Security Trust Deed.
1	INTERPRETATION
1.1 Definitions In this Deed:
“Assignment of Receivables” means the assignment of receivables dated 20 March 2006 and made between the entities listed in Schedule 1 thereto as Assignors and the Security Agent.
“Company” means Affiliated Computer Services, Inc., a Delaware corporation.
“Credit Agreement” means the credit agreement dated 20 March 2006 and made between, inter alios, the Company, ACS Worldwide Lending Limited and certain other subsidiaries of the Company party thereto from time to time as borrowers, the Lenders and Issuers party thereto and Citicorp USA, Inc. as Administrative Agent.

“Credit Agreement Amendment” means the amendment no. 2 to the Credit Agreement dated on or about the date hereof and made between, inter alios, the Company, ACS Worldwide Lending Limited, and certain other subsidiaries of the Company party thereto from time to time as borrowers and Citicorp USA, Inc. as Administrative Agent.
“Deed of Assignment” means the deed of assignment dated 20 March 2006 and made between the companies listed in Schedule 1 thereto as Assignors and Citicorp USA, Inc. as Security Agent.
“Guarantee” means the guarantee dated 20 March 2006 and made by the entities listed in Schedule 1 thereto as guarantors in favour of the Citicorp USA, Inc. as agent and trustee for the Guaranteed Parties (as defined therein).
“Non-English Obligors” means ACS Commercial Solutions, Inc., a Nevada Corporation and ACS State & Local Solutions, Inc., a New York Corporation; and each a “Non-English Obligor”.
“Security Documents” means the Assignment of Receivables and the Deed of Assignment.
“Security Trust Deed” means the security trust deed dated 20 March 2006 and made between Citicorp USA, Inc. and the Secured Parties named therein.
1.2 Interpretation
(a)	Unless expressly defined in this Deed, capitalised terms defined in the Credit Agreement have the same meanings in this Deed;

(b)	the expressions “hereof, herein, hereunder” and similar expressions shall be construed as references to this Deed as a whole (including the Schedule) and shall not be limited to the particular clause or provision in which the relevant expression appears, and references to this Deed and all like indications shall include references to this Deed as supplemented by any other agreement or instrument supplementing or amending this Deed;

(c)	the word “including” when used in this Deed means “including without limitation”;

(d)	references to a “person” shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

(e)	references to any of the Loan Documents and any other agreement or instrument shall be construed as a reference to the same as amended, varied, restated, extended, supplemented or novated from time to time (including, where relevant, by any accession agreement);

(f)	unless otherwise specified, references to Clauses and the Schedule are references to, respectively, clauses of and the schedule to this Deed;

(g)	words importing the singular shall include the plural and vice versa;

(h)	references (by whatever term, including by name) to the Obligors and the Security Agent shall, where relevant and subject as otherwise provided in this Deed, be deemed to be references to or to include, as appropriate, their respective successors, replacements and assigns, transferees and substitutes permitted by the terms of the relevant Loan Documents;

(i)	the headings in this Deed are for convenience only and shall be ignored in construing this Deed; and

(j)	all references to statutes and other legislation include all re-enactments and amendments of those statutes and that legislation.
1.3 Third Party Rights A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.
1.4 Prevailing Agreement In the event of any conflict between the provisions of this Deed and the Credit Agreement, the provisions of the Credit Agreement shall prevail except to the extent necessary under English law to maintain the creation or perfection of security, or to preserve the Security Agent’s and the Secured Parties’ rights and remedies under this Deed.
2	ACKNOWLEDGEMENT AND CONFIRMATIONS
2.1 Each Obligor acknowledges that it has been provided with and has reviewed the amendments to the Credit Agreement to be effected pursuant to the Credit Agreement Amendment.
2.2 Each Obligor confirms that, notwithstanding such amendments:
(a)	its guarantee and indemnity obligations under the Guarantee remain valid and binding; and

(b)	each Security Document executed by it remains valid and binding and continues to secure all the Secured Obligations (as defined in each Security Document), including any increase in any amounts payable under the Credit Agreement pursuant to the amendments to be effected by the Credit Agreement Amendment.

3	COSTS AND EXPENSES
The costs and expenses provision contained in Clause 10 (Costs and Expenses) of the Guarantee shall apply, mutatis mutandis, in this Deed.
4	SERVICE OF PROCESS
4.1 The Security Agent and each Non-English Obligor agrees that the process by which any dispute or claim arising out of or in connection with this Deed are begun in England may be served on it by being delivered to:

Address:	The London Law Agency Limited 69 Southampton Row London WC1B 4ET

Fax No:	0207 583 1531

Attention:	Company Secretarial Department

4.2 If the appointment of the person mentioned in this Clause 3 (Service of Process) ceases to be effective or such person ceases for any reason to act as process agent for any Non-English Obligor, such Non-English Obligor shall immediately appoint a replacement process agent for the purposes of this Clause 3 (Service of Process) in England and shall immediately notify the Security Agent of the change in accordance with Clause 22 (Notices) of the Deed of Assignment, and failing such appointment within 10 Business Days, the Security Agent may appoint a replacement process agent to accept service of process on behalf of such Non-English Obligor by notice to such Non-English Obligor. This Clause 3 (Service of Process) does not affect the right to serve process in any other manner permitted by law.
5	NOTICES
5.1 Except in the case of the Non-English Obligors, the notice provisions contained in Clause 12 (Notices) of the Guarantee shall apply, mutatis mutandis, in this Deed.
5.2 For the purposes of notices to the Non-English Obligors, the notice provisions contained in Clause 22 (Notices) of the Deed of Assignment shall apply, mutatis mutandis, in this Deed.
6	COUNTERPARTS
This Deed may be executed in any number of counterparts, each of which when executed and delivered constitutes an original of this Deed, but all the counterparts shall together constitute one and the same agreement.
7	GOVERNING LAW
This Deed shall be governed by and construed in accordance with the laws of England.
8	JURISDICTION
8.1 The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed).
8.2 The parties agree that the courts of England are the most appropriate and convenient courts to settle such disputes and accordingly no party shall argue to the contrary.
8.3 This Clause 8 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to such a dispute in any other court with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.
IN WITNESS whereof this Deed has been entered into as a deed on the date stated at the beginning.

THE SCHEDULE
THE OBLIGORS

	Registered Office/Place	Registration/Charter
Assignor	of Incorporation	Number

ACS Business Process	160 Queen Victoria Street	4022569
Solutions Limited	London
	EC4 4AN

ACS Holdings (UK) LLP	12 York Place	OC316499
	Leeds
	LS1 2DS

ACS Worldwide Lending	12 York Place	05470127
Limited	Leeds
	LS1 2DS

Bevis Trustees Limited	160 Queen Victoria Street	926625
	London
	EC4 4AN

Buck Consultants Limited	160 Queen Victoria Street	1615055
	London
	EC4 4AN

Buck Consultants	160 Queen Victoria Street	1034719
(Administration & Investment)	London
Limited	EC4 4AN

Buck Consultants (Healthcare)	160 Queen Victoria Street	172919
Limited	London
	EC4 4AN

Buckingham Trustees Limited	160 Queen Victoria Street	1339924
	London
	EC4 4AN

Talking People Limited	160 Queen Victoria Street	2573826
	London
	EC4 4AN

ACS Commercial Solutions,	Nevada	2021-1990
Inc.

ACS State & Local	New York	No charter number
Solutions, Inc.

SIGNATORIES

THE OBLIGORS

Executed as a Deed by	)
ACS HOLDINGS (UK) LLP	)
/s/ Nancy P. Vineyard

Signature of duly authorised representative of
ACS COMMERCIAL SOLUTIONS, INC.
a designated member of
ACS HOLDINGS (UK) LLP

Nancy P. Vineyard

Name of duly authorised representative

/s/ Nancy P. Vineyard

Signature of duly authorised representative of
ACS STATE & LOCAL SOLUTIONS, INC.
a designated member of
ACS HOLDINGS (UK) LLP

Nancy P. Vineyard

Name of duly authorised representative

Executed as a Deed by	)
ACS BUSINESS PROCESS	)
SOLUTIONS LIMITED	)

/s/ Brian Stones	Signature of director	/s/ Ramesh Touraney	Signature of

director/secretary

Brian Stones	Name of director	Ramesh Touraney	Name of

director/secretary

Executed as a Deed by	)
ACS WORLDWIDE LENDING	)
LIMITED	)

/s/ David Selzer	Signature of director	/s/ William L. Deckelman, Jr.	Signature of

secretary

David Selzer	Name of director	William L. Deckelman, Jr.	Name of secretary

Confirmation Deed Signature Page

Executed as a Deed by	)
BEVIS TRUSTEES LIMITED	)

/s/ Kevin Legrand	Signature of director	/s/ Jerry Mitchell	Signature of

director/secretary

Kevin Legrand	Name of director	Jerry Mitchell	Name of

director/secretary

Executed as a Deed by	)
BUCK CONSULTANTS	)
LIMITED	)

/s/ Edward O’Hara	Signature of director	/s/ Jerry Mitchell	Signature of

director/secretary

Edward O’Hara	Name of director	Jerry Mitchell	Name of

director/secretary

Executed as a Deed by	)
BUCK CONSULTANTS	)
(ADMINISTRATION &	)
INVESTMENT) LIMITED	)

/s/ Edward O’Hara	Signature of director	/s/ Jerry Mitchell	Signature of

director/secretary

Edward O’Hara	Name of director	Jerry Mitchell	Name of

director/secretary

Executed as a Deed by	)
BUCK CONSULTANTS	)
(HEALTHCARE) LIMITED	)

/s/ Edward O’Hara	Signature of director	/s/ Jerry Mitchell	Signature of

director/secretary

Edward O’Hara	Name of director	Jerry Mitchell	Name of

director/secretary
Confirmation Deed Signature Page

Executed as a Deed by	)
BUCKINGHAM TRUSTEES	)
LIMITED	)

/s/ Kevin Legrand	Signature of director	/s/ Jerry Mitchell	Signature of

director/secretary

Kevin Legrand	Name of director	Jerry Mitchell	Name of

director/secretary

Executed as a Deed by	)
TALKING PEOPLE LIMITED	)

/s/ Edward O’Hara	Signature of director	/s/ Jerry Mitchell	Signature of

director/secretary

Edward O’Hara	Name of director	Jerry Mitchell	Name of

director/secretary
Confirmation Deed Signature Page

THE SECURITY AGENT

CITICORP USA, INC.

By:	/s/ David Wirdnam

Name: David Wirdnam
Title: Director and Vice President
Confirmation Deed Signature Page